UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 12, 2019 (August 12, 2019)

PLAYAGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001 38357	46-3698600
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5475 S. Decatur Blvd., Suite #100
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)
(702) 722-6700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure
On August 12, 2019, PlayAGS, Inc. (the “Company”) issued a press release announcing that its board of directors approved a share repurchase program that will permit the Company to repurchase up to $50.0 million of the Company’s shares of common stock through August 11, 2021.  The Company may effect these repurchases pursuant to one or more trading plans to be adopted in accordance with Rule 10b5‐1 of the Securities Exchange Act of 1934, as amended, in privately negotiated transactions, in open market transactions, in transactions pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended, or pursuant to an accelerated share repurchase program.  The timing and amount of any repurchases will be in the sole discretion of the Company’s management team, and will depend on legal requirements, market conditions, stock price, alternative uses of capital and other factors. The Company is not obligated to repurchase any of its shares of common stock, and the stock repurchase program may be suspended or discontinued at any time. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

The information in this Current Report on Form 8-K contains forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the public offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “anticipates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. All forward-looking statements are based on current expectations and projections of future events. These forward-looking statements reflect the current views, models, and assumptions of the Company, and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in the Company’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the ability of the Company to maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, successfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions and other factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 5, 2019. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit	Description

99.1	Press Release dated August 12, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 12, 2019
PLAYAGS, INC.

By:	/s/ Kimo Akiona
Name: Kimo Akiona
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer, (Principal Financial and Accounting Officer)